UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 19, 2004

SYNNEX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-31892	94-2703333
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

44201 Nobel Drive Fremont, California	94538
(Address of principal executive offices)	(Zip Code)

(510) 656-3333

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 8.01. Other Events

On November 19, 2004, SYNNEX Corporation (the “Company”), a Delaware corporation, through its subsidiary, EMJ Data Systems Ltd. (“EMJ”) (TSX:EMJ), issued a press release announcing that at the annual and special meeting of EMJ shareholders held on November 17, 2004, shareholders approved a subsequent acquisition transaction involving an amalgamation of EMJ and SYNNEX Canada Acquisition Limited, a wholly-owned subsidiary of SYNNEX Canada Limited (a wholly owned subsidiary of the Company). Pursuant to the amalgamation, the holders of EMJ common shares that were not acquired by SYNNEX Canada Acquisition Limited on September 18, 2004, will receive $6.60 (CDN) per common share in cash.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description
99.1	Press Release issued November 19, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 22, 2004

SYNNEX CORPORATION

By:	/s/ Simon Leung
Simon Leung
General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued November 19, 2004